NBP                                 ANNUAL REPORT
TrueCrossing
   Funds                                NOVEMBER 30, 2000

                                        NBP
                                        TRUECROSSING
                                        GROWTH FUND

                                        NBP
                                        TRUECROSSING
                                        TECHNOLOGY FUND

                                        NEWBRIDGE PARTNERS, LLC
                                        535 MADISON AVENUE, 14TH FLOOR
                                        NEW YORK, NY  10022








                                               [LOGO]
                                              (Bridge)
                                        NewBridge Partners, LLC

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

A Message to Our Shareholders...............................    1
NBP TrueCrossing Funds Performance..........................    5
Schedules of Investments:
     NBP TrueCrossing Growth Fund...........................    6
     NBP TrueCrossing Technology Fund.......................    7
Statements of Assets and Liabilities........................    8
Statements of Operations....................................    9
Statements of Changes in Net Assets.........................   10
Financial Highlights........................................   11
Notes to Financial Statements...............................   12
Independent Auditors Report.................................   16

--------------------------------------------------------------------------------
NBP TRUECROSSING GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2000
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to present you with the initial annual report of the NBP TrueCrossing Growth Fund (the "Fund") for the period ended November 30, 2000. This report shares with you information pertaining to the Fund's operation, including performance and holdings information, as well as our perspective of the financial markets.

In the fourth quarter of 2000, the economy finally felt the stinging effects of previous interest rate increases, accompanied by political turmoil, a strong dollar and high oil prices. The combination of these forces fostered a significant contraction in equity valuations. For the calendar year 2000, investors witnessed the worst performances of the major indices since 1981. The Dow Jones Industrial Average and S&P 500 Index dropped 6.2% and 9.1%, respectively, while the technology heavy NASDAQ suffered the worst performance in its history, dropping 39.3%. This compares with a decline of 20.74% for the NBP TrueCrossing Growth Fund. For additional performance information, please refer to the comparison of change in value chart on page 3.

While the year 2000 and especially the fourth quarter proved challenging, we have confidence in the outlook for high-quality growth companies over the long-term. It has become increasingly important for investors to separate cyclical distractions from secular growth trends. At NewBridge Partners, we employ a bottom-up approach in our fundamental research with the goal of owning high-quality growth companies for the long-term, regardless of economic environment. We define high-quality companies as those that have rapidly expanding earnings, strong financial foundations, market-leadership, and superb management teams. By insisting on these fundamental growth and quality characteristics, we are able to maintain our long-term perspective in managing the Fund. We seek to avoid short-term distractions, thus permitting us to focus on the centerpiece of our philosophy: earnings growth drives stock prices over time.

Throughout the year, we made several significant changes to the Fund. These include the sale of Fannie Mae, CMGI and Tellabs. Purchases included Juniper Networks, Veritas, PMC-Sierra, Qualcomm and Genentech. Activity in the fourth quarter of 2000 was limited to three sales and the redistribution of those assets across current holdings. Companies that led the PC revolution found it difficult to sustain historical growth rates, as demand continued to move from the desktop to other segments of the technology universe. For that reason, we sold Intel (INTC) and Dell Computer (DELL). We also sold Liberty Media (LMGA) when we lost confidence in management's ability to deliver stated growth objectives.

We believe the remaining companies in the Fund continue to be attractive, in particular because they have been gaining market share and improving their competitive positioning in difficult conditions. This is truly a mark of high-quality companies. The top ten holdings in the Fund at the end of the Fiscal Year (11/30/00) were American International Group, Cisco Systems, Citigroup, EMC, Medtronic, Merrill Lynch, Nokia, Pfizer, Schwab and Qualcomm. These holdings reflect our continued focus and investment in what we believe to be high growth areas: data storage, pharmaceuticals, communications, finance, networking and medical devices.

In conclusion, short-term distractions have not deterred our focused effort to continually improve the quality of the Fund by investing in what we believe to be the best companies in the highest growth industries. The low debt burden, rapid earnings growth, leading market positions and expanding end-markets of the companies we seek for the Fund make them able to adapt and potentially thrive during

                                                          NBP TRUECROSSING FUNDS

--------------------------------------------------------------------------------
NBP TRUECROSSING GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS (continued)
NOVEMBER 30, 2000
--------------------------------------------------------------------------------

changing economic circumstances. We look forward to 2001, and remain confident that the Fund is well positioned to pursue its objective of seeking long-term capital appreciation.

/s/ William G. Kenney

William G. Kenney

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. The Fund's return assumes the reinvestment of dividend and capital gain distributions. For the period reported, some of the Fund's fees and expenses were waived; otherwise, total return would have been lower.

The Nasdaq Composite is an unmanaged index representing the market cap weighted performance of approximately 5,000 domestic common stocks traded on the Nasdaq exchange. It is not possible to invest directly in an index. The Dow Jones Industrial Average, consisting of 30 blue chip companies, is a commonly quoted measure of the stock market.

The Fund invests in large-cap and mid-cap companies. Investments in mid-cap companies may involve greater risks, such as limited product lines, markets, and financial or managerial resources. The views in this report were those of the Fund manager and may not reflect the views of the manager on the date this report is first published or any time thereafter. These views are intended to assist shareholders of the Fund in understanding their investment in the Fund and do not constitute investment advice.

                                                          NBP TRUECROSSING FUNDS

--------------------------------------------------------------------------------
NBP TRUECROSSING TECHNOLOGY FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2000
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to present you with the initial annual report of the NBP TrueCrossing Technology Fund (the "Fund") for the period ended November 30, 2000. This report shares with you financial highlights of the Fund's operation, including performance and holdings information, as well as our perspective of the financial markets.

For many, 2000 was a year to forget. Investors witnessed the worst performance since 1981, with the Dow Jones Industrial Average and S&P 500 Index declining 6.2% and 9.1%, respectively. The heavily tech-weighted Nasdaq Composite Index, experienced its worst year ever, declining 39.3% for the calendar year. For an overview of the Fund's performance during the fiscal reporting period, please refer to the comparison of change in value chart on page 3.

For technology investors especially, 2000 was the investment equivalent of the movie "The Perfect Storm". On one front, macro-economic pressures such as rising oil prices, interest rate increases and a national political drama unfolded throughout the year to create a dramatically different investing environment than prior years. While those external factors contributed to valuation declines, another meaningful undercurrent played an increasingly important role in the market's deterioration. The secular shift away from computing to communications, which started in 1999, became more pronounced. Companies that led the PC revolution found it difficult to sustain historical growth rates in their areas of dominance, and equally, if not more, challenging to enter new high-growth markets. As a result, longstanding successes such as Microsoft, Dell and Intel suffered, along with many other technology companies and their valuations fell to the lowest levels in years. In view of its expected lower growth rate, we sold Intel and continue to monitor Dell and Microsoft for the same reasons.

By contrast, next generation companies, such as Broadcom, Juniper Networks, Brocade, JDS Uniphase, Veritas, and PMC Sierra, have reported earnings that met or exceeded high expectations. Although those companies saw their share prices decline as well, we believe their dominant market share in many of the fastest growing segments of technology will be rewarded as long as they continue to meet or exceed earnings expectations. The Fund's continued focus and investment in data storage, communications (wireline and wireless), networking and software is predicated on expected strong demand over the next 3-5 years. Despite a slower growing PC industry, we believe CPU power will continue to double every 18 months, data storage capacity requirements every 12 months and bit-rate transmission speeds every 9 months. While the current outlook may seem less robust than initially anticipated, any slowdown in corporate spending is not expected to last as companies use technological improvements to gain a competitive edge, lower operational costs and increase productivity. Such trends would bode well for our next generation company investments.

As we look ahead to 2001, we believe many of the pressures that contributed to last year's negative investment sentiment may reverse. While oil prices have subsided below $30, the critical factors to market performance will undoubtedly be the Federal Reserves' actions and positive earnings results. Since we believe that growth opportunities for leading companies remain intact, but have no control over oil prices or monetary policy, we remain focused on company fundamentals. We strive to make changes

                                                          NBP TRUECROSSING FUNDS

--------------------------------------------------------------------------------
NBP TRUECROSSING TECHNOLOGY FUND
A MESSAGE TO OUR SHAREHOLDERS (continued)
NOVEMBER 30, 2000
--------------------------------------------------------------------------------

in the Fund's holdings only when those fundamentals deteriorate or a better investment opportunity is identified.

/s/ Erick Maronak

Erick Maronak

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. The Fund's return assumes the reinvestment of dividend and capital gain distributions. For the period reported, some of the Fund's fees and expenses were waived; otherwise, total return would have been lower.

The Nasdaq Composite is an unmanaged index representing the market cap weighted performance of approximately 5,000 domestic common stocks traded on the Nasdaq exchange. It is not possible to invest directly in an index. The Dow Jones Industrial Average, consisting of 30 blue chip companies, is a commonly quoted measure of the stock market.

The Fund invests in large-cap and mid-cap companies. Investments in mid-cap companies may involve greater risks, such as limited product lines, markets, and financial or managerial resources. Technology and technology related companies are subject to greater competitive pressures, rapid obsolescence and greater government regulation than other companies. The Fund is non-diversified and therefore may focus its investments in a comparatively small number of issuers. The views in this report were those of the Fund manager and may not reflect the views of the manager on the date this report is first published or any time thereafter. These views are intended to assist shareholders of the Fund in understanding their investment in the Fund and do not constitute investment advice.

                                                          NBP TRUECROSSING FUNDS

--------------------------------------------------------------------------------
NBP TRUECROSSING FUNDS
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
NOVEMBER 30, 2000
--------------------------------------------------------------------------------

These charts reflect the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in NBP TrueCrossing Growth Fund and NBP TrueCrossing Technology Fund since inception. The result is compared with a broad-based securities market index and may also include an industry focused index comparison. The Standard & Poor's 500 Index ("S&P 500 Index") is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The Morgan Stanley High-Tech 35 Index ("MSH Index") is calculated using an equal-dollar-weighting methodology designed to ensure that each of the component stocks are represented in approximately equal dollar amounts in the MSH Index. The MSH Index consists of 35 actively traded electronics-based technology company stocks. The Nasdaq Composite Index is an unmanaged index representing the market cap weighted performance of approximately 5,000 domestic common stocks traded on the Nasdaq exchange. The total return of each Fund includes operating expenses that reduce returns, while the total return of each Index does not include expenses. Each Fund is professionally managed while each Index is unmanaged and is not available for investment. Investment return and principal value of an investment in each Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for less than one year are not annualized. During the period certain fees and expenses were waived, otherwise total return would have been lower.

Performance information presented here represents only past performance and does not necessarily indicate future results.

NBP TRUECROSSING GROWTH FUND VS.
S&P 500 INDEX
Cumulative Total Return on 11/30/00
Since Inception on 12/20/99:                       (14.50)%
Investment Value on 11/30/00
NBP TrueCrossing Growth Fund:                     $ 8,550
S&P 500 Index:                                    $ 9,381




PERFORMANCE GRAPH


NBP TRUECROSSING TECHNOLOGY FUND VS.
MORGAN STANLEY HIGH-TECH 35 INDEX AND
NASDAQ COMPOSITE INDEX
Cumulative Total Return on 11/30/00
Since Inception on 5/1/00:                         (34.60)%
Investment Value on 11/30/00
NBP TrueCrossing Technology Fund:                 $ 6,540
Morgan Stanley High-Tech 35 Index:                $ 7,221
NASDAQ Composite Index                            $ 6,571


PERFORMANCE GRAPH

                                                    NBP TRUECROSSING          MORGAN STANLEY HIGH-          NASDAQ COMPOSITE
                                                     TECHNOLOGY FUND              TECH 35 INDEX                   INDEX
                                                    ----------------          --------------------          ----------------
05/01/00                                                  10000                       10000                       10000
                                                           8340                        9236                        8594
06/30/00                                                  10080                       10344                       10024
                                                           9870                       10029                        9521
08/31/00                                                  11460                       11373                       10633
                                                          10520                        9688                        9286
10/31/00                                                   9160                        9453                        8521
11/30/00                                                   6540                        7221                        6571

                                                          NBP TRUECROSSING FUNDS

--------------------------------------------------------------------------------
NBP TRUECROSSING GROWTH FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2000
--------------------------------------------------------------------------------

   SHARE               SECURITY
  AMOUNT              DESCRIPTION                VALUE
  -------    -----------------------------    -----------
   COMMON STOCK (89.4%)
  COMMUNICATIONS/MEDIA (9.4%)
  10,300     America Online, Inc.+            $   418,283
  22,500     AT&T Corp.-Liberty Media
             Corp.+                               305,156
   7,500     Clear Channel Communications,
             Inc.+                                378,750
                                              -----------
                                                1,102,189
                                              -----------
  CONSUMER (7.8%)
  10,500     Harley-Davidson, Inc.                477,094
  11,000     Home Depot, Inc.                     431,063
                                              -----------
                                                  908,157
                                              -----------
  DATA STORAGE (8.2%)
   7,500     EMC Corp.+                           557,813
   4,100     VERITAS Software Corp.+              400,006
                                              -----------
                                                  957,819
                                              -----------
  FINANCIAL (18.8%)
   6,100     American International Group,
             Inc.                                 591,319
  19,000     Charles Schwab Corp.                 526,063
  11,000     Citigroup, Inc.                      547,937
   9,000     Merrill Lynch & Co., Inc.            520,875
                                              -----------
                                                2,186,194
                                              -----------
  HARDWARE (2.0%)
  12,000     Dell Computer Corp.+                 231,000
                                              -----------
  HEALTH CARE (14.2%)
   6,300     Genentech, Inc.+                     428,793
  11,600     Medtronic, Inc.                      617,700
  13,800     Pfizer, Inc.                         611,512
                                              -----------
                                                1,658,005
                                              -----------
  NETWORKING (7.1%)
   9,700     Cisco Systems, Inc.+                 464,388
   2,900     Juniper Networks, Inc.+              362,138
                                              -----------
                                                  826,526
                                              -----------

   SHARE               SECURITY
  AMOUNT              DESCRIPTION                VALUE
  -------    -----------------------------    -----------
  COMMON STOCK, CONTINUED
  SEMICONDUCTORS (6.0%)
   3,700     Broadcom Corp.+                  $   360,750
   3,600     PMC-Sierra, Inc.+                    331,875
                                              -----------
                                                  692,625
                                              -----------
  SOFTWARE (3.5%)
   7,100     Microsoft Corp.+                     407,363
                                              -----------
  TELECOMMUNICATIONS (12.4%)
   6,100     JDS Uniphase Corp.+                  305,381
  12,600     Nokia Corp. ADR                      538,650
   7,500     QUALCOMM, Inc.+                      601,875
                                              -----------
                                                1,445,906
                                              -----------
             Total Common Stock
             (cost $12,654,870)                10,415,784
                                              -----------

    FACE                SECURITY
   AMOUNT             DESCRIPTION                VALUE
  --------    ----------------------------    -----------
  CASH MANAGEMENT ACCOUNTS (10.3%)
  $597,056    Daily Assets Cash Fund          $   597,056
   597,056    Daily Assets Government
              Obligations Fund                    597,056
                                              -----------
              Total Cash Management
              Accounts (cost $1,194,112)        1,194,112
                                              -----------
  TOTAL INVESTMENTS (99.7%)
  (COST $13,848,982)                           11,609,896
                                              -----------
  Other Assets in Excess of Liabilities
    (0.3%)                                         38,109
                                              -----------
  NET ASSETS (100.0%)                         $11,648,005
                                              ===========

---------------------------------------------------------
+ Non-income producing security.
See Notes to Financial Statements.                        NBP TRUECROSSING FUNDS

--------------------------------------------------------------------------------
NBP TRUECROSSING TECHNOLOGY FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2000
--------------------------------------------------------------------------------

   SHARE                SECURITY
   AMOUNT              DESCRIPTION               VALUE
  --------    -----------------------------    ----------
  COMMON STOCK (94.7%)
  COMMUNICATIONS/MEDIA (4.7%)
     2,205    America Online, Inc.+            $   89,545
       840    Yahoo! Inc.+                         33,285
                                               ----------
                                                  122,830
                                               ----------
  COMPUTER SERVICES (4.0%)
     1,985    Exodus Communications, Inc.+         45,159
       700    VeriSign, Inc.+                      60,681
                                               ----------
                                                  105,840
                                               ----------
  DATA STORAGE (13.7%)
       625    Brocade Communications
              Systems, Inc.+                      104,961
     1,750    EMC Corp.+                          130,156
     1,300    VERITAS Software Corp.+             126,831
                                               ----------
                                                  361,948
                                               ----------
  HARDWARE (6.1%)
     2,080    Dell Computer Corp.+                 40,040
     1,600    Sun Microsystems, Inc.+             121,700
                                               ----------
                                                  161,740
                                               ----------
  NETWORKING (18.5%)
     3,230    Cisco Systems, Inc.+                154,636
     1,420    Inktomi Corp.+                       37,009
     1,135    Juniper Networks, Inc.+             141,733
       940    Openwave Systems, Inc.+              42,888
     1,580    Siebel Systems, Inc.+               110,403
                                               ----------
                                                  486,669
                                               ----------
  SEMICONDUCTORS (15.4%)
     2,100    Applied Micro Circuits Corp.+       101,719
     1,110    Broadcom Corp.                      107,250
     1,300    PMC-Sierra, Inc.+                   119,844
     2,100    Texas Instruments, Inc.              78,356
                                               ----------
                                                  407,169
                                               ----------

   SHARE                SECURITY
   AMOUNT              DESCRIPTION               VALUE
  --------    -----------------------------    ----------
  COMMON STOCK, CONTINUED
  SOFTWARE (9.3%)
       480    Ariba, Inc.+                     $   29,880
     3,610    Broadvision, Inc.+                   81,676
       800    Microsoft Corp.+                     45,900
     3,350    Oracle Corp.+                        88,775
                                               ----------
                                                  246,231
                                               ----------
  TELECOMMUNICATIONS (23.0%)
     2,700    General Motors-Class H+              58,699
     2,150    JDS Uniphase Corp.+                 107,634
     4,275    Nokia Corp. ADR                     182,756
     1,545    QUALCOMM Inc.+                      123,986
     1,185    Redback Networks, Inc.+              82,728
     1,200    Sycamore Networks, Inc.+             49,725
                                               ----------
                                                  605,528
                                               ----------
              Total Common Stock
              (cost $3,710,375)                 2,497,955
                                               ----------

    FACE                SECURITY
   AMOUNT              DESCRIPTION               VALUE
  --------    -----------------------------    ----------
  CASH MANAGEMENT ACCOUNTS (7.9%)
  $140,444    Daily Assets Cash Fund           $  140,444
    68,492    Daily Assets Government
              Obligations Fund                     68,492
                                               ----------
              Total Cash Management
              Accounts (cost $208,936)            208,936
                                               ----------
  TOTAL INVESTMENTS (102.6%)
  (COST $3,919,311)                            $2,706,891
                                               ----------
  Other Assets in Excess of Liabilities
    (-2.6%)                                       (68,279)
                                               ----------
  NET ASSETS (100.0%)                          $2,638,612
                                               ==========

---------------------------------------------------------
+ Non-income producing security.
See Notes to Financial Statements.                        NBP TRUECROSSING FUNDS

--------------------------------------------------------------------------------
NBP TRUECROSSING FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
NOVEMBER 30, 2000
--------------------------------------------------------------------------------

                                                              NBP TRUECROSSING    NBP TRUECROSSING
                                                                   GROWTH            TECHNOLOGY
                                                                    FUND                FUND
ASSETS
    Total investments, at value (Cost $13,848,982 and
      $3,919,311, respectively) (Note 2)....................    $11,609,896         $ 2,706,891
    Cash....................................................         84,888                  --
    Receivable from adviser (Note 3)........................         30,761              57,308
    Receivable for Fund shares issued.......................          1,925               1,775
    Interest, dividends and other receivables...............          4,923               1,418
                                                                -----------         -----------
Total Assets................................................     11,732,393           2,767,392
                                                                -----------         -----------
LIABILITIES
    Payable for investments purchased.......................             --              32,940
    Payable for Fund shares redeemed........................         16,039              33,929
    Payable to administrator and other related parties (Note
      3)....................................................         24,100              29,261
    Accrued expenses and other liabilities..................         44,249              32,650
                                                                -----------         -----------
Total Liabilities...........................................         84,388             128,780
                                                                -----------         -----------
NET ASSETS..................................................    $11,648,005         $ 2,638,612
                                                                ===========         ===========
COMPONENTS OF NET ASSETS
    Paid-in capital.........................................    $14,260,804         $ 3,977,785
    Undistributed net investment income.....................             --                  --
    Accumulated net realized loss...........................       (373,713)           (126,753)
    Unrealized depreciation of investments..................     (2,239,086)         (1,212,420)
                                                                -----------         -----------
NET ASSETS..................................................    $11,648,005         $ 2,638,612
                                                                ===========         ===========
SHARES OF BENEFICIAL INTEREST...............................      1,362,480             403,226
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE....    $      8.55         $      6.54

See Notes to Financial Statements.                        NBP TRUECROSSING FUNDS

--------------------------------------------------------------------------------
NBP TRUECROSSING FUNDS
STATEMENTS OF OPERATIONS
PERIOD ENDED NOVEMBER 30, 2000
--------------------------------------------------------------------------------

                                                                NBP TRUECROSSING      NBP TRUECROSSING
                                                                     GROWTH              TECHNOLOGY
                                                                      FUND                  FUND
                                                              DECEMBER 20, 1999 (A)    MAY 1, 2000 (A)
                                                                       TO                    TO
                                                                NOVEMBER 30, 2000     NOVEMBER 30, 2000
INVESTMENT INCOME
    Dividend income.........................................       $    14,959           $       106
    Interest income.........................................            18,851                 4,779
                                                                   -----------           -----------
Total Investment Income.....................................            33,810                 4,885
                                                                   -----------           -----------
EXPENSES
    Investment advisory (Note 3)............................            47,625                 9,078
    Administration (Note 3).................................            23,723                14,516
    Transfer agent (Note 3).................................            25,410                14,566
    Custody (Note 3)........................................            14,578                 8,733
    Accounting (Note 3).....................................            37,161                23,903
    Audit...................................................            28,000                28,000
    Compliance..............................................            33,028                18,077
    Legal...................................................             8,730                 2,671
    Trustees................................................             6,970                   530
    Reporting...............................................            13,828                 3,361
    Miscellaneous...........................................            14,091                   905
                                                                   -----------           -----------
Total Expenses..............................................           253,144               124,340
    Expenses reimbursed and fees waived (Note 4)............          (151,080)             (104,886)
                                                                   -----------           -----------
Net Expenses................................................           102,064                19,454
                                                                   -----------           -----------
NET INVESTMENT LOSS.........................................           (68,254)              (14,569)
                                                                   -----------           -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
    Net realized loss on investments........................          (373,713)             (126,753)
    Net change in unrealized depreciation of investments....        (2,239,086)           (1,212,420)
                                                                   -----------           -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS.............        (2,612,799)           (1,339,173)
                                                                   -----------           -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........       $(2,681,053)          $(1,353,742)
                                                                   ===========           ===========

---------------------------------------------------------
(a) Commencement of Operations.
See Notes to Financial Statements.                        NBP TRUECROSSING FUNDS

--------------------------------------------------------------------------------
NBP TRUECROSSING FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
PERIOD ENDED NOVEMBER 30, 2000
--------------------------------------------------------------------------------

                                                                NBP TRUECROSSING        NBP TRUECROSSING
                                                                     GROWTH                TECHNOLOGY
                                                                      FUND                    FUND
                                                              DECEMBER 20, 1999 (A)      MAY 1, 2000 (A)
                                                                       TO                      TO
                                                                NOVEMBER 30, 2000       NOVEMBER 30, 2000
OPERATIONS
    Net investment loss.....................................       $   (68,254)            $   (14,569)
    Net realized loss on investments........................          (373,713)               (126,753)
    Net change in unrealized depreciation of investments....        (2,239,086)             (1,212,420)
                                                                   -----------             -----------
Net decrease in net assets resulting from operations........        (2,681,053)             (1,353,742)
                                                                   -----------             -----------
CAPITAL SHARE TRANSACTIONS
    Sale of shares..........................................        15,496,923               4,138,690
    Redemption of shares....................................        (1,167,865)               (146,336)
                                                                   -----------             -----------
Net increase from capital share transactions................        14,329,058               3,992,354
                                                                   -----------             -----------
Net increase in net assets..................................        11,648,005               2,638,612
                                                                   -----------             -----------
NET ASSETS
    Beginning of Period.....................................                --                      --
    End of Period...........................................       $11,648,005             $ 2,638,612
                                                                   ===========             ===========
SHARE TRANSACTIONS
    Sale of shares..........................................         1,468,964                 422,213
    Redemption of shares....................................          (106,484)                (18,987)
                                                                   -----------             -----------
Net increase in shares......................................         1,362,480                 403,226
                                                                   ===========             ===========
    Undistributed net investment income.....................       $        --             $        --
                                                                   ===========             ===========

---------------------------------------------------------
(a) Commencement of Operations.

See Notes to Financial Statements.                        NBP TRUECROSSING FUNDS

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These financial highlights reflect selected data for a share outstanding throughout each period:

                                                                NBP TRUECROSSING        NBP TRUECROSSING
                                                                     GROWTH                TECHNOLOGY
                                                                      FUND                    FUND
                                                              DECEMBER 20, 1999 (A)      MAY 1, 2000 (A)
                                                                       TO                      TO
                                                                NOVEMBER 30, 2000       NOVEMBER 30, 2000
NET ASSET VALUE PER SHARE, Beginning of Period..............         $ 10.00                 $ 10.00
                                                                     -------                 -------
INVESTMENT OPERATIONS
    Net investment loss.....................................           (0.05)                  (0.04)
    Net realized and unrealized loss on investments.........           (1.40)                  (3.42)
                                                                     -------                 -------
Total from Investment Operations............................           (1.45)                  (3.46)
                                                                     -------                 -------
NET ASSET VALUE PER SHARE, End of Period....................         $  8.55                 $  6.54
                                                                     =======                 =======
TOTAL RETURN................................................          (14.50)%                (34.60)%
RATIO/SUPPLEMENTARY DATA
    Net assets at end of period (000's omitted).............         $11,648                 $ 2,639
    Ratios to Average Net Assets
        Expenses, including reimbursement/waiver of
          fees(b)...........................................            1.50%                   1.50%
        Expenses, excluding reimbursement/waiver of
          fees(b)...........................................            3.72%                   9.59%
    Net investment loss, including reimbursement/waiver of
      fees(b)...............................................           (1.00)%                 (1.12)%
PORTFOLIO TURNOVER RATE.....................................              11%                     11%

---------------
(a) Commencement of Operations
(b) Annualized.

See Notes to Financial Statements.                        NBP TRUECROSSING FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2000
--------------------------------------------------------------------------------

NOTE 1.  ORGANIZATION

This report relates to NBP TrueCrossing Growth Fund and NBP TrueCrossing Technology Fund (individually a "Fund", and collectively, "the Funds"), each a series of NBP TrueCrossing Funds (the "Trust"). The Trust was organized as a business trust under the laws of the State of Delaware on July 29, 1999 pursuant to a trust instrument dated July 29, 1999 and amended on December 18, 2000 (the "Trust Instrument"). The Trust is registered as an open-end, management investment company under the Investment Company Act of 1940 (the "1940 Act"). NBP TrueCrossing Growth Fund is a diversified series of the Trust. NBP TrueCrossing Technology Fund is non-diversified pursuant to the 1940 Act. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund's shares of beneficial interest without par value. Commencement of operations for each Fund was as follows:

NBP TrueCrossing Growth Fund             December 20, 1999
NBP TrueCrossing Technology Fund         May 1, 2000

Prior to commencement of operations, the Funds had no activity other than the sale of 10,000 shares for $100,000 for NBP TrueCrossing Growth Fund and 1 share for $10 for NBP TrueCrossing Technology Fund.

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from these estimates. The following summarizes the significant accounting policies of each Fund:

SECURITY VALUATION-On each Fund business day, the Trust determines the net asset value per share of each Fund, as of the close of the regular trading day on the New York Stock Exchange. Securities, other than short-term securities, held by each Fund, and for which market quotations are readily available, are valued using the last reported sales price provided by independent pricing services. If no sales price is reported, the mean of the last bid and ask price is used. In the absence of readily available market quotations, securities are valued at fair value as determined by the Trust's Board of Trustees pursuant to the Trust's valuation procedures. Securities that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY TRANSACTIONS AND INVESTMENT INCOME-Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS-Each Fund may invest in repurchase agreements. Each Fund, through its custodian, receives delivery of the underlying securities, whose market value must always equal or

                                                          NBP TRUECROSSING FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
NOVEMBER 30, 2000
--------------------------------------------------------------------------------

exceed the repurchase price. In the event of default, the Fund may have difficulties disposing of such securities.

DISTRIBUTIONS TO SHAREHOLDERS-Distributions to shareholders of net investment income and net capital gain, if any, are declared and paid quarterly.
Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by a Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES-Each Fund intends to qualify each year as a regulated investment company and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gain and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

EXPENSE ALLOCATION-The Trust is comprised of two active fund series and it accounts separately for the assets, liabilities and operations of each of its Funds. Expenses that are directly attributable to more than one fund are allocated among the respective Funds in proportion to each Fund's average daily net assets.

NOTE 3.  ADVISORY FEES AND OTHER TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISER-The investment adviser to each Fund is NewBridge Partners, LLC (the "Adviser"). For its services, the Adviser receives an advisory fee from each Fund at an annual rate of 0.70% of each Fund's average daily net assets.

ADMINISTRATOR-The administrator of each Fund is Forum Administrative Services, LLC ("FAdS"). For its services, FAdS receives an administrative fee from each Fund at an annual rate as follows: 0.15% of the average daily net assets under $50 million of the Fund, 0.10% of the average daily net assets over $50 million and under $100 million and 0.05% of the average daily net assets greater than $100 million. This fee is subject to an annual minimum of $25,000 per Fund.

CUSTODIAN-The custodian for each Fund is Forum Trust, LLC (the "Custodian"). The Custodian safeguards and controls each Fund's cash and securities, determines income and collects interest on Fund investments. For its services, the Custodian receives a fee from each Fund at an annual rate as follows: 0.01% for the first $1 billion in Fund assets; 0.0075% for Fund assets between $1-$2 billion; and 0.005% for Fund assets greater than $2 billion. The Custodian receives $300 per month maintenance fee. The Custodian is also paid certain transaction fees. These fees are accrued daily by each Fund and are paid monthly based on average net assets and transactions for the previous month.

TRANSFER AGENT-The transfer agent and dividend disbursing agent for each Fund is Forum Shareholder Services, LLC ("FSS"). For its services, FSS receives from each Fund an annual fee of $24,000 (waived to $18,000 for the first year), plus certain other fees and expenses.

DISTRIBUTOR-The distributor for each Fund is Forum Fund Services, LLC ("FFS"), a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. FFS receives no compensation for its distribution services.

                                                          NBP TRUECROSSING FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
NOVEMBER 30, 2000
--------------------------------------------------------------------------------

FUND ACCOUNTANT-The fund accountant for each Fund is Forum Accounting Services, LLC ("FAcS"). For its services, FAcS receives from each Fund an annual fee of $36,000, subject to adjustments for the number and type of portfolio transactions.

NOTE 4.  WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

Certain service providers of each Fund have voluntarily undertaken to waive a portion of their fees and reimburse certain expenses of each Fund so that total expenses of each Fund would not exceed certain limitations. Fee waiver and expense reimbursements may be reduced or eliminated at any time. For the year ended November 30, 2000, expenses reimbursed and fees waived were as follows:

                                                                                    TOTAL
                                                                                   EXPENSES
                                            EXPENSES            FEES WAIVED       REIMBURSED
                                         REIMBURSED BY       -----------------     AND FEES
                                       NEWBRIDGE PARTNERS     FSS      ADVISER      WAIVED
                                       ------------------    ------    -------    ----------
NBP TrueCrossing Growth Fund.........       $97,761          $5,694    $47,625     $151,080
NBP TrueCrossing Technology Fund.....        92,308           3,500      9,078      104,886

NOTE 5.  SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of securities, other than short-term investments, for the period ending November 30, 2000, were as follows:

                                             NBP TRUECROSSING    NBP TRUECROSSING
                                               GROWTH FUND       TECHNOLOGY FUND
                                             ----------------    ----------------
Cost of Purchases..........................    $13,825,158          $4,094,222
Proceeds from Sales........................        796,575             257,094

For federal income tax purposes, the cost of investments and tax basis at November 30, 2000 for gross unrealized appreciation and (depreciation), net unrealized appreciation and (depreciation), and capital loss carryovers (which expire in November 2008) were as follows:

                                                                                 NET UNREALIZED    CAPITAL
                                                    UNREALIZED     UNREALIZED     APPRECIATION      LOSS
                                      TAX COST     APPRECIATION   DEPRECIATION   (DEPRECIATION)   CARRYOVER
                                     -----------   ------------   ------------   --------------   ---------
NBP TrueCrossing Growth Fund.......  $13,876,944     $672,810     $(2,939,858)    $(2,267,048)    $345,751
NBP TrueCrossing Technology Fund...    3,947,057       40,349      (1,280,515)     (1,240,166)      99,007

For the period ended November 30, 2000, the reclassifications arising from permanent "book/tax" differences resulting in increases (decreases) to the components of net assets were as follows:

                                                UNDISTRIBUTED NET   ACCUMULATED NET   BENEFICIAL
                                                INVESTMENT INCOME    REALIZED LOSS     INTEREST
                                                -----------------   ---------------   ----------
NBP TrueCrossing Growth Fund..................       $68,254            $    --        $(68,254)
NBP TrueCrossing Technology Fund..............        14,569                 --         (14,569)

                                                          NBP TRUECROSSING FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
NOVEMBER 30, 2000
--------------------------------------------------------------------------------

NOTE 6.  SUBSEQUENT EVENTS

Effective December 27, 2000, the TrueCrossing Funds family of funds changed its name to "NBP TrueCrossing Funds" and each of its two series, TrueCrossing Growth Fund and TrueCrossing Technology Fund, changed its name to "NBP TrueCrossing Growth Fund" and "NBP TrueCrossing Technology Fund", respectively.

                                                          NBP TRUECROSSING FUNDS

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS REPORT
--------------------------------------------------------------------------------

Shareholders and Board of Trustees,
NBP TrueCrossing Funds

We have audited the accompanying statements of assets and liabilities of NBP TrueCrossing Funds (comprising NBP TrueCrossing Growth Fund and NBP TrueCrossing Technology Fund), including the schedules of investments, as of November 30, 2000, and the related statements of operations, the statements of changes in net assets, and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the NBP TrueCrossing Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NBP TrueCrossing Funds at November 30, 2000 and the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                ERNST & YOUNG LLP

New York, New York
January 12, 2001

                              FOR MORE INFORMATION



                               INVESTMENT ADVISER
                             NewBridge Partners, LLC
                         535 Madison Avenue, 14th Floor
                               New York, NY 10022


                                  DISTRIBUTOR
                            Forum Fund Services, LLC
                              Two Portland Square
                               Portland, ME 04101


                                 TRANSFER AGENT
                        Forum Shareholder Services, LLC
                              Two Portland Square
                               Portland, ME 04101


                This report is authorized for distribution only to shareholders and to others who have received a copy of the Funds' prospectus.







                                      NBP
                                  TRUECROSSING
                                     FUNDS



                                NBP TRUECROSSING
                                  GROWTH FUND

                                NBP TRUECROSSING
                                TECHNOLOGY FUND



                             NBP TrueCrossing Funds
                              Two Portland Square
                               Portland, ME 04101
                                  800-679-5707

                           www.truecrossingfunds.com